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                                                                   Exhibit 99.8


                                                       CONFIDENTIAL TREATMENT
                                                       REQUESTED UNDER 17 C.F.R
                                                       Sections 200.80(b)(4),
                                                       200.83 and 240.24b-2


                       SOFTWARE ROYALTY, GRANT BACK AND
                         IMPROVEMENTS LICENSE AGREEMENT


     This Software Royalty, Grant Back and Improvements License Agreement (this "AGREEMENT") is made effective as of September 25, 1998 (the "EFFECTIVE DATE") by and between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION ("SAIC"), a Delaware corporation doing business at 10260 Campus Point Drive, San Diego, California 92121-1578 and ODS NETWORKS, INC. ("ODS"), a Delaware corporation doing business at 1101 E. Arapaho Road, Richardson, Texas 75081.

     WHEREAS, pursuant to an Asset and Securities Purchase Agreement between the parties of even date herewith (the "PURCHASE AGREEMENT"), SAIC transferred and assigned certain intellectual property rights and other assets to ODS;

     WHEREAS, SAIC wishes to obtain limited licenses from ODS with respect to SAIC customers or licensees (as specified herein);

     WHEREAS, the parties desire to provide one another with improvements to certain software products; and

     In consideration of the mutual promises hereinafter set forth and in the Purchase Agreement, SAIC and ODS, intending to be legally bound, do hereby agree as follows:

1.   DEFINITIONS.

     "AMIDS" means the Audit Monitoring and Intrusion Detection System software program;

     "CMDS" means the Computer Misuse and Detection System software program;

     "CONVEYED ITEMS" means the software programs contained on the CD-ROMs attached to EXHIBIT 1.1 (a) of the Purchase Agreement that are also known as "Computer Misuse and Detection System" ("CMDS"), "Vulnerability Assessment System" ("VAS"), "Audit Monitoring and Intrusion Detection System" ("AMIDS") and "Malicious Code Detection and Eradication System" ("MCDES"), and the documentation pertaining to each of the foregoing software programs;

     "IMPROVEMENTS" means any material enhancements, modifications, or customization made by or for SAIC or ODS to the principal functions and features of AMIDS (principal functions and features: integration of intrusion detection products to facilitate a common base for analysis and reporting), CMDS (principal functions and features: detection of the misuse of

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     internal computer network systems), MCDES (principal functions and features: integration of malicious code detection and eradication tools to facilitate a common base for analysis and reporting) or VAS (principal functions and features: integration of vulnerability assessment tools to facilitate a common base for analysis and reporting) that are developed within the two (2) year period subsequent to the Effective Date and specifically include any enhancements dealing with Year 2000 Compliance; provided, however, that Improvements shall not include (a) any software programs that incorporate AMIDS, CMDS, MCDES or VAS (i) without materially modifying the principal functions or features of AMIDS, CMDS, MCDES or VAS or (ii) whose primary function differs from the purpose of AMIDS, CMDS, MCDES or VAS nor (b) any enhancements, modifications or customization made for any government entities that have prohibitions relating to transfer of such enhancements, modifications or customization, whether by contract or by statute or federal regulation, until such prohibitions are lifted. Any enhancement, modification or customization under (b) that becomes transferable shall be deemed an Improvement as of the date that the prohibition is no longer effective;

     "MCDES" means the Malicious Code Detection and Eradication System software program;

     "VAS" means the Vulnerability Assessment System software program;

     "YEAR 2000 COMPLIANT/COMPLIANCE" means that if all hardware and software products used with a software program properly exchanges date data with such software program, such software program will (i) handle date information before, during, and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing calculations on dates or portions of dates; (ii) function accurately and without interruption before, during, and after January 1, 2000, without any change in operations associated with the advent of the new century;
     (iii) respond to two-digit year-date input in a way that resolves the ambiguity as to century in a disclosed, defined, and predetermined manner, and (iv) store and provide output of date information in ways that are unambiguous as to century. Notwithstanding the foregoing, Year 2000 Compliance does not mean that (i) such software program will identify or remedy Year 2000 problems in third party systems or other products or applications not provided or supplied by the supplier, or (ii) the software program will operate with the date information it receives; thus, if incorrect date information is provided by the user, the system or from any other external product or other source, this information will be used by such software program software program as received. Year 2000 Compliance does not include resolving problems caused by such external sources; and

     "Y2K CUSTOMER" means any existing customers that SAIC may have an obligation to provide a Year 2000 Compliant version of the Conveyed Items.

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2.   CONVEYED ITEMS AND IMPROVEMENTS ROYALTY.  Excepting any Conveyed Items
     and/or Improvements for which SAIC receives a Finder's Fee as defined in and pursuant to the PartnersPlus Agreement between the parties of even date herewith, with respect to any license of or other grant of a right to use any Conveyed Items and/or any Improvements or any portion thereof by the United States Government that occurs on and after the date of this Agreement and during the first two (2) years after the date of this Agreement, ODS shall pay SAIC a royalty in an amount equal to [***] of all amounts paid to ODS pertaining to such license or rights. ODS shall pay the royalty to SAIC within ninety (90) days after the date that ODS invoices the United States Government or ODS' customer, if the ODS customer is invoicing the United States Government, with respect to any Conveyed Items and/or any Improvements or any portion thereof. ODS shall not deliberately bundle or market Conveyed Items and/or Improvements in a manner that is designed to or that has the effect of lowering the royalty fees to be paid by ODS to SAIC. If ODS or SAIC become aware of such effect, and ODS is notified by SAIC of such effect or in the event ODS otherwise becomes aware of such effect, ODS shall immediately take appropriate corrective action. Upon providing reasonable advance notice to ODS, SAIC shall be entitled to inspect ODS' books and records during ODS' normal business hours to audit ODS' compliance with this provision for royalty payments.

3. DELIVERY OF IMPROVEMENTS. Each party shall deliver a copy of the Conveyed Items containing any Improvements (the "IMPROVED CONVEYED ITEMS") to the other party within ten (10) days of the occurrence of (a) the release of a beta-version of the Improved Conveyed Items to a customer or prospective customer, (b) the release of a commercial version of the Improved Conveyed Items or (c) when any prohibition on the transfer of an Improvement is no longer effective. In addition, each party shall provide the other with a then current copy of any Improved Conveyed Items on the first day of the ninth, eighteenth and twenty-fourth month following the date of this Agreement.

4.   GRANT OF LICENSES.

     (a)  SAIC CONVEYED ITEM LICENSES.

     ODS hereby grants SAIC a worldwide, perpetual, royalty-free, non-transferable, limited exclusive license to copy, modify, transfer, license and market the Conveyed Items and any Improvements specified below to be used in conjunction with the licensing, support, maintenance, enhancement, modification or customization of said Conveyed Items and Improvements to, and only to, the customers as follows:

          (i) VAS, AMIDS and MCDES for the Defense Information System Agency
          (DISA) under the Basic Ordering Agreement INFOSEC Technical Services Contract (ITSC) No. DCA100-95-D-0104.

          (ii) CMDS for the customer known by the parties as Ritz Premier;

          (iii) CMDS to provide maintenance, upgrades and revisions of CMDS for the customer whose identity is confidential (P.O. Numbers 4600004406, 4600005370

-------------------
*** Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 24b-2.

                                      -3-
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          and 4600003960); provided, however, that the license granted hereunder shall not be perpetual but shall continue until the expiration of the SAIC's obligations under the aforesaid purchase orders; and

          (iv) CMDS to provide replacement copies of CMDS to any customer or licensee of CMDS pursuant to any license, purchase order, agreement, contract or other document entered by SAIC and such customer or licensee prior to the date hereof.

     ; provided, however, that SAIC shall not issue new licenses of Conveyed Items to the foregoing maintenance customers, any such new licenses shall be provided pursuant to the PartnersPlus Agreement between the parties of even date herewith.

     (b)  SAIC LICENSE TO YEAR 2000 COMPLIANT IMPROVEMENTS BY ODS.

     With respect any Y2K Customers, to the extent that Year 2000 Compliant Improvements are available from ODS, ODS hereby grants SAIC a worldwide, perpetual, royalty-free, non-transferable, limited license to copy, modify, transfer, license and/or provide any such Year 2000 Compliant Improvements in conjunction with the licensing, support, maintenance, enhancement, modification or customization of the software provided of or to the Y2K Customer and for SAIC to undertake any activities deemed necessary by SAIC or desirable with respect to the such Year 2000 Compliant Improvements to, and only to, Y2K Customers.

     (c)  INTERNAL & CONSULTING SAIC CONVEYED ITEMS AND IMPROVEMENTS LICENSE.

          (i) For a period of two (2) years following the date of this Agreement, ODS hereby grants SAIC a worldwide, royalty-free, non-transferable, limited license to copy, modify and use CMDS and any Improvements to CMDS in conjunction with SAIC's (and SAIC's subsidiaries and affiliates) internal computer systems.

          (ii) For a period of two (2) years following the date of this Agreement, ODS hereby grants SAIC's Software and Systems Group ("SAIC-SSG") a worldwide, royalty-free, non-transferable, limited license to make up to fifty (50) copies of VAS and any Improvements to VAS and to modify and use VAS and any Improvements to VAS in conjunction with SAIC-SSG's performance of consulting, testing, monitoring and evaluation services for customers or prospective customers of SAIC-SSG, provided that the customer or prospective customer is not permitted to retain any such copy of VAS and/or any Improvements to VAS after the services have been performed by SAIC-SSG.

5. OWNERSHIP OF IMPROVEMENTS To the extent assignable, ODS shall have sole ownership of any Improvements. SAIC further agrees, at no expense to SAIC, to execute or have executed any necessary documents, reasonably requested by ODS, to perfect such ownership and to allow ODS to file copyright and/or patent applications on such Improvements.

6. DISPUTES CONCERNING IMPROVEMENTS The parties recognize that they cannot presently predict or determine everything in the future that may constitute an enhancement, modification, or customization of the principal functions and features of the Conveyed Items and

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therefore agree that in the event the parties disagree whether an Improvement has been created and before the dispute is referred to arbitration, a vice president or higher titled representative of each party will meet and bargain in good faith for a period of not less than thirty (30) days in an effort to resolve the disagreement.

7.   EXCLUSIVE WARRANTIES.

     (a)  SAIC IMPROVEMENTS.

     Any Improvements provided to ODS by SAIC pursuant to this Agreement are provided "AS IS" with any and all faults and with no warranty against title, patent, trademark, copyright, trade secret infringement or other infringement of the rights of a third party.

     (b)  CONVEYED ITEMS AND IMPROVEMENTS PROVIDED BY ODS TO SAIC.

     The Conveyed Items and Improvements provided to SAIC by ODS pursuant to this Agreement are provided "AS IS" with any and all faults and with no warranty against title, patent, trademark, copyright, trade secret infringement or other infringement of the rights of a third party. SINCE ODS RECEIVED THE CONVEYED ITEMS VIA THE PURCHASE AGREEMENT FROM SAIC, ODS MAKES NO REPRESENTATION OR GUARANTEE WHATSOEVER WITH RESPECT TO THE CONVEYED ITEMS OR IMPROVEMENTS LICENSED TO SAIC PURSUANT TO THIS AGREEMENT AND ODS SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     (c)  MUTUAL PROVISIONS CONCERNING IMPROVEMENTS.

     WITH RESPECT TO IMPROVEMENTS, NEITHER PARTY MAKES ANY REPRESENTATION OR GUARANTEE WHATSOEVER WITH RESPECT TO ANY IMPROVEMENT AND EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AS TO THE IMPROVEMENTS.

8. EXPORT REGULATION. The export of commodities or technical data from the United States of America and/or the re-export from foreign countries of commodities or technical data or direct products of technical data of United States of America origin, may be conditioned upon the issuance of an export license by the government of the United States of America. Each party represents that it will not export or re-export any commodities or technical data or direct products of technical data in furtherance of this Agreement unless and until it has complied in all respects with the United States of America Export Control Regulations and all applicable laws and regulations concerning the Conveyed Items or Improvements.

9. ARBITRATION OF DISPUTES. The parties agree that any controversy or claim (whether such controversy or claim is based upon or sounds in statute, contract, tort or otherwise) arising out of or relating to this Agreement, any performance or dealings between the parties, or any dispute arising out of the interpretation or application of this Agreement, which the parties are not able to resolve, shall be settled exclusively by arbitration in Dallas, Texas by a single arbitrator pursuant to the American Arbitration Association's Commercial

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     Arbitration Rules then in effect and judgment uponthe award rendered by the arbitrator shall be entered in any court having jurisdiction thereof and such arbitrator shall have the authority to grant injunctive relief in a form similar to that which a court of law would otherwise grant. The arbitrator shall be chosen from a panel of licensed attorneys having at least fifteen (15) years of professional experience who are familiar with the subject matter of this Agreement. The arbitrator shall be appointed within thirty (30) days of the date the demand for arbitration was sent to the other party. Discovery shall be permitted in accordance with the Federal Rules of Civil Procedure. If an arbitration proceeding is brought pursuant to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and necessary disbursements incurred in addition to any other relief to which such party may be entitled.

10. CHOICE OF LAW. The Agreement and the performance or breach thereof shall be governed by and interpreted as to substantive matters in accordance with the applicable laws of the State of Delaware (excluding its choice of law rules).

11. ASSIGNMENT. No portion of this Agreement or any right or obligation hereunder can be assigned, in whole or in part, by either party hereto without the prior written consent of the other party.

12. WAIVER. No waiver of, no delay in the exercise of, and no omission to exercise any rights or remedies by either party shall be construed as a waiver by such party of any other rights or remedies that such party may have under this Agreement.

13. NOTICE. Unless otherwise specified herein, any notice required or permitted to be given under this Agreement shall be sufficient, if in writing, and shall be deemed to be fully given if personally delivered, if sent by registered mail, by facsimile with an original copy by regular mail, or by telex with receipt acknowledged, to the following addresses:

          If to SAIC, to:

          Douglas M. Schrier, Senior Vice President
          Science Applications International Corporation
          10260 Campus Point Drive, M/S L5-A
          San Diego  CA  92121
          FAX: 619-546-6980

          With a copy to:

          Kevin A. Werner, Esq.
          Associate General Counsel
          Science Applications International Corporation
          10260 Campus Point Drive, M/S F3
          San Diego  CA  92121
          FAX: 619-535-7992

          If to ODS, to:


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          G. Ward Paxton
          Chairman, President and Chief Executive Officer
          ODS Networks, Inc.
          1101 E. Arapaho Road
          Richardson, Texas 75081
          FAX: 972-301-3841

          The foregoing addresses and individuals may be changed by either party by giving to the other party prior written notice of any such change.

14. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

15. FURTHER ASSURANCES. Each of the parties hereto agrees that from time to time, at the request of any of the other parties hereto and without further consideration, it will execute and deliver such other documents and take such other action as such other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and may only be modified by a written instrument executed by an authorized officer of both parties. All proposals, negotiations and representations (if any) made prior, and with reference to the subject matter of this Agreement, are merged herein. This Agreement may be executed in two (2) or more counterparts and each counterpart will be deemed an original, but all counterparts together will constitute a single instrument. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party. Neither SAIC nor ODS shall be bound by any oral agreement or representation, irrespective of when made.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.

SCIENCE APPLICATIONS                         ODS NETWORKS, INC.
INTERNATIONAL CORPORATION


By:     /s/ Douglas M. Schrier               By:       /s/ G. Ward Paxton
      -----------------------------                -----------------------------
Name:   Douglas M. Schrier                   Name:     G. Ward Paxton
      -----------------------------                -----------------------------
Title:  Senior Vice President                Title:    President
      -----------------------------                -----------------------------



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